[PETCARE TELEVISION NETWORK LOGO]

                     The Veterinarian's Programming Choice
                      to Educate, Entertain and Encourage
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                       CONFIDENTIAL DEFINITIVE TERM SHEET

Issuer: PetCARE Television Network, Inc. ("PetCARE TV" and/or "the Company") OTCBB: PTNW

Amount:                          $250,000 (the "Financing")

Investor(s):                     Select Institutional and Accredited Investor(s)
                                 (the "Investor(s)")

Security:                        Series   A    Convertible    Debentures    (the
                                 "Debentures")   and   Common   Stock   Purchase
                                 Warrants

Closing Date:                    On or before March 16, 2005 (the "Closing")

Stated Value:                    $50,000 per Debenture  ("Stated Value" or "Face
                                 Value")

Term:                            24 months ("Maturity Date")

Interest:                        15% per annum.  At the  option of the  Company,
                                 interest shall be payable semi-annually in cash
                                 or  registered  Common  Stock at a ten  percent
                                 (10%) discount to the Market Price; or in kind,
                                 but only if the stock  price is above ten cents
                                 ($0.10) on the five  trading  days  immediately
                                 prior  to the 20th day  preceding  the  payment
                                 date.  The  Market  Price  shall  be set at the
                                 average   five-day  Volume   Weighted   Average
                                 Closing Price ("VWAP") of the Company's  Common
                                 Stock for the five (5) trading days prior to the payment date.

Conversion Price:                The Debentures shall be convertible into Common
                                 Stock of the Company at the  Conversion  Price.
                                 The   Conversion   Price   shall   be   set  at
                                 twenty-five   percent  (25%)  discount  to  the
                                 five-day VWAP prior to the Closing Date or ten cents ($.10), whichever is greater.

Right of Conversion:             Conversion  of  the  principal  amount  of  the
                                 Debentures   and  accrued   interest   will  be
                                 automatic on the Maturity Date. Conversion may occur prior to the Maturity Date, at the option of the Investor, any time after the Securities and Exchange Commission ("SEC") declares the Company's Registration Statement effective (the
                                 "Conversion Date"), but shall be limited so that any Investor shall not own more than 4.99% of Common Stock at any time.

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Common Stock Purchase Warrants:  Series A Warrants:

                                 The Investors shall be issued Series A Common Stock Purchase Warrants (the "Series A Warrants") in an amount equal to 100% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series A Warrants shall have a term of ten (10) years from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Conversion Price.

                                 Series B Warrants:

                                 The Investors shall be issued Series B Common Stock Purchase Warrants (the "Series B Warrants") in an amount equal to 100% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series B Warrants shall have a term of five (5) years from the effective date and shall have an exercise price equal to one hundred and twenty-five percent (125%) of the Conversion Price.

                                 Series C Warrants:

                                 The Investors shall be issued Series C Common Stock Purchase Warrants (the "Series C Warrants") in an amount equal to 50% of the number of Common Shares underlying the Debentures based on the Conversion Price. The Series C Warrants shall have a term of one (1) year from the effective date and shall have an exercise price equal to one hundred percent (100%) of the Conversion Price.

Registration:                    The Company shall file a Registration Statement
                                 on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form
                                 SB-2) covering the Common Shares underlying the Debentures and the Series A, B, and C Warrant
                                 Shares no later than thirty (30) days after the Closing, and will use its best efforts to have the Registration Statement declared effective within ninety (90) days after the Closing.

Liquidated Damages:              In the event the Registration Statement has not
                                 been declared  effective within one hundred and
                                 twenty  (120)  days  of the  Closing,  for  the
                                 thirty  (30) day period  beginning  ninety (90)
                                 days after the Closing,  the Company  shall pay
                                 to the  Investors  liquidated  damages equal to
                                 two  percent  (2%) of the amount  invested  and
                                 shall pay to the Investors  liquidated  damages
                                 equal  to  one  percent   (1%)  of  the  amount
                                 invested for each subsequent  30-day period. If
                                 the   Registration   Statement   has  not  been
                                 declared   effective  within  two  hundred  and
                                 seventy (270) days, the Series C Warrants will become cashless.

Right of Offer:                  Subject to the right of first offer held by Pet
                                 Edge,  LLC,  for any  equity  or  equity-linked
                                 private financing  consummated within 12 months
                                 after the Closing, the Investors shall have the
                                 right of offer to  purchase  all or part of the
                                 private financing. The Investors shall have ten
                                 (10)  trading  days to respond.  A carve out of
                                 this  provision  will be  granted to the Issuer
                                 for  the  issuance  of  stock  for   situations
                                 involving strategic partnerships, acquisition candidates and public offerings.


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

Subordination:                   This Debenture shall be  subordinated  and made
                                 junior,  in all respects to the payment in full
                                 of all principal,  all interest accrued thereon
                                 and all other  amounts due on the  indebtedness
                                 outstanding   under  the   Senior   Convertible
                                 Promissory Notes issued by the Company on March
                                 10, 2003,  May 28, 2003,  June 6, 2003 and July
                                 1,  2003 to Pet Edge,  LLC ("Pet  Edge") in the
                                 aggregate  principal  amount of $1,375,000 (the
                                 "Pet  Edge  Indebtedness").  Until the Pet Edge
                                 Indebtedness  shall have been paid in full, the
                                 Company shall not make, and the Payee shall not
                                 receive  or retain,  any  payment in respect of
                                 principal  on  this  Debenture   prior  to  the
                                 Maturity  Date,  and any  such  payment  by the
                                 Company to Payee  shall be turned over by Payee
                                 to Pet Edge, regardless of whether the Pet Edge
                                 Indebtedness  is  then  due,  except  that  the
                                 Company may make  interest  payments in cash to
                                 the Payee and issue  equity  securities  of the
                                 Company in accordance with Section 2 below. The
                                 Company shall not make any cash payments to the
                                 Payee  under  this   Debenture   prior  to  the
                                 Maturity Date, other than the interest payments
                                 hereunder,  nor  grant  any  security  for  the
                                 payment   thereof  without  the  prior  written
                                 consent of Pet Edge. This provision as to subordination is written and is intended for the benefit of Pet Edge. This Debenture shall be senior to all other indebtedness of the Company other than the Pet Edge Indebtedness.

Most Favored Nations Exchange:   For the twenty-four (24) month period after the
                                 Closing,  if the Company  consummates a private
                                 equity  or  equity-linked  financing  (the "New
                                 Financing"),  the Investors may exchange  their
                                 Debentures   at  their  Stated  Value  for  the
                                 securities in the New Financing.

Price Protection:                The Conversion  Price of the Debentures and the
                                 Exercise  Price of the  Common  Stock  Purchase
                                 Warrants  shall be  subject to  adjustment  for
                                 issuances of Common  Stock at a purchase  price
                                 of less than the  Conversion  Price or Exercise
                                 Price,   such  that  the  Conversion  Price  or
                                 Exercise Price shall be adjusted using a full ratchet based price protection based on such new issuances subject to customary carve outs.

Change of Control:               In the event of a change of control transaction
                                 (third party acquiring greater than 50% in voting rights in one or a series of related transactions) the Investors may elect to have the Debentures redeemed by the Company at its Face Value plus all accrued interest. The
                                 Company shall satisfy the redemption request in cash or Common Shares at the Company's option.

Confidentiality:                 This term  sheet is  confidential,  and none of
                                 its provisions or terms shall be disclosed to anyone who is not a prospective purchaser of the securities contemplated herein, an officer or director of the Company or their agent, adviser or legal counsel, unless required by law.


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

Use of Proceeds:                 General corporate purposes including growth and
                                 capital initiatives.  No proceeds shall be used
                                 to pay  accrued  compensation  and all  accrued
                                 compensation  shall be converted  into stock at
                                 the  Conversion   Price.   Executives  will  be
                                 entitled to receive 50% of compensation on a go-forward basis until revenue is greater than $60,000 per month.

Governing Law:                   State of Florida

Investment Bank:                 Midtown Partners & Co, LLC

Investment Banking Fee:          $2,500 cash and the  issuance of 50,000  Common
                                 Stock  Purchase  Warrants.  The Warrants  shall
                                 have  a  term  of  five  (5)  years   from  the
                                 effective date and shall have an exercise price of $0.10.

THE PARTIES UNDERSTAND AND AGREE THAT THIS TERM SHEET PROVIDES A GENERAL DESCRIPTION OF THE INTENDED TERMS OF THE OFFERING ONLY AND THAT THE PARTIES RESERVE THE RIGHT TO APPROVE ALL THE TERMS OF THE DOCUMENTS DESCRIBED IN THIS TERM SHEET.

Accepted and Agreed to:

"ISSUER"

PetCARE Television Network, Inc.

By: /s/ Philip M. Cohen
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    Philip M. Cohen
    President                                           Date: March 17, 2005
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"INVESTORS"


By: /s/ Shad Stastney
    ---------------------------------------
    Shad Stastney
    Managing Director of Vicis Capital, LLC             Date: March 17, 2005
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